Exhibit 99.1

Onto Innovation Reports 2025 First Quarter Results

Record quarterly revenue boosted by growth in advanced nodes

Wilmington, Mass., May 8, 2025 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the first quarter of 2025.

First Quarter Financial Highlights

•
Record revenue of $267 million, marking the seventh consecutive quarter of growth.
•
GAAP gross margin of 54% and non-GAAP gross margin of 55%.
•
GAAP operating income of $63 million and non-GAAP operating income of $76 million.
•
GAAP diluted earnings per share of $1.30; non-GAAP diluted earnings per share of $1.51.
•
Record cash from operations of $92 million, or 35% of revenue.

First Quarter Business Highlights

•
Advanced nodes revenue doubled quarter-over-quarter, with growth across leading-edge DRAM, NAND and gate-all-around devices.
•
Iris™ film metrology revenue increased over 25% quarter-over-quarter, with full year revenue tracking to record levels driven by new customer wins.
•
Shipped multiple 3D bump metrology systems, with additional shipments planned in the second quarter to an expanding list of customers and applications.

Michael Plisinski, chief executive officer of Onto Innovation, commented, “We are pleased to report another record quarter for Onto Innovation, underscoring our strong market alignment and operational improvements, which resulted in record cash generation of 35% of revenue. The robust demand in advanced nodes is effectively demonstrating the strength of our optical metrology portfolio, while the packaging market is growing and evolving to require the need for more advanced 2D and 3D inspection and metrology solutions. Our product roadmaps are well aligned with these technology transitions expected late this year and early 2026.”

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

U.S. GAAP
	Three Months Ended
	March 29, 2025	December 28, 2024	March 30, 2024
Revenue	$266,607	$263,939	$228,846
Gross profit margin	54%	50%	52%
Operating income	$63,134	$42,460	$42,738
Net income	$64,095	$48,817	$46,853
Diluted earnings per share	$1.30	$0.98	$0.94

Exhibit 99.1

NON-GAAP
	Three Months Ended
	March 29, 2025	December 28, 2024	March 30, 2024
Revenue	$266,607	$263,939	$228,846
Gross profit margin	55%	55%	52%
Operating income	$76,495	$75,468	$57,300
Net income	$74,809	$74,831	$58,452
Diluted earnings per share	$1.51	$1.51	$1.18

Outlook

For the second fiscal quarter ending June 28, 2025, the Company is providing the following guidance:

•
Revenue is expected to be in the range of $240 million to $260 million.
•
GAAP diluted earnings per share is expected to be in the range of $0.99 to $1.13.
•
Non-GAAP diluted earnings per share is expected to be in the range of $1.21 to $1.35.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, May 8, 2025, to discuss its first quarter 2025 financial results and other matters in greater detail. To participate in the call, please dial (888) 256-1007 or International: +1 (929) 477-0448 and reference conference ID 6607568 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

In addition to information regarding the Company’s results as determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company has provided in this release non-GAAP financial measures, including non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue, which exclude amortization of intangibles, merger and acquisition-related expenses and benefits, litigation expenses and benefits and restructuring costs. Non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability or otherwise are not representative of our ongoing operations, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the

Exhibit 99.1

non-GAAP measures to be helpful in assessing the performance of the ongoing operations of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of intangibles: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our ongoing business.

Restructuring expenses: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our ongoing business. Although these events are reflected in our GAAP financials, these transactions may limit the comparability of our ongoing operations with prior and future periods.

Litigation expenses and benefits: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of ongoing business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; technology development, product introduction and acceptance of Onto Innovation’s products and services; Onto Innovation’s manufacturing practices and ability to deliver both products and services consistent with its customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors

Exhibit 99.1

include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes, including tariffs and trade disputes, or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations, tariffs and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 28, 2024, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: unpatterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; metal interconnect composition; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Sidney Ho

+1 626.233.8431

sidney.ho@ontoinnovation.com

(Financial tables follow)

Exhibit 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	March 29, 2025	December 28, 2024
ASSETS
Current assets
Cash, cash equivalents and marketable securities	$850,611	$852,328
Accounts receivable, net	291,583	308,142
Inventories	292,657	286,979
Prepaid expenses and other current assets	34,454	30,073
Total current assets	1,469,305	1,477,522
Net property, plant and equipment	127,152	123,868
Goodwill and intangibles, net	449,049	457,437
Other assets	69,546	58,264
Total assets	$2,115,052	$2,117,091

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$97,033	$106,236
Other current liabilities	77,444	63,853
Total current liabilities	174,477	170,089
Other non-current liabilities	20,953	21,120
Total liabilities	195,430	191,209
Stockholders’ equity	1,919,622	1,925,882
Total liabilities and stockholders’ equity	$2,115,052	$2,117,091

Exhibit 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended
	March 29, 2025	March 30, 2024
Revenue	$266,607	$228,846
Cost of revenue	123,374	110,561
Gross profit	143,233	118,285
Operating expenses:
Research and development	28,030	26,554
Sales and marketing	19,716	18,318
General and administrative	23,908	17,563
Amortization	8,445	13,112
Total operating expenses	80,099	75,547
Operating income	63,134	42,738
Interest income, net	9,266	7,361
Other (expense) income, net	(743)	793
Income before provision for income taxes	71,657	50,892
Provision for income taxes	7,562	4,039
Net income	$64,095	$46,853
Earnings per share:
Basic	$1.30	$0.95
Diluted	$1.30	$0.94
Weighted average shares outstanding:
Basic	49,180	49,230
Diluted	49,408	49,638

Exhibit 99.1

ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended
	March 29, 2025	March 30, 2024
Revenue	$266,607	$228,846
Gross profit	$146,868	$119,108
Gross margin as percentage of revenue	55%	52%
Operating expenses	$70,373	$61,808
Operating income	$76,495	$57,300
Operating margin as a percentage of revenue	29%	25%
Net income	$74,809	$58,452
Diluted earnings per share	$1.51	$1.18

RECONCILIATION OF U.S. GAAP GROSS PROFIT,

OPERATING EXPENSES, OPERATING INCOME, GROSS MARGIN

AND OPERATING MARGIN TO NON-GAAP GROSS PROFIT, OPERATING EXPENSES, OPERATING INCOME, GROSS MARGIN AND OPERATING MARGIN

(In thousands, except percentages) - (Unaudited)

	Three Months Ended
	March 29, 2025	March 30, 2024
U.S. GAAP gross profit	$143,233	$118,285
Pre-tax non-GAAP items:
Merger and acquisition related expenses	—	35
Restructuring expenses	3,635	788
Non-GAAP gross profit	$146,868	$119,108
U.S. GAAP gross margin as a percentage of revenue	54%	52%
Non-GAAP gross margin as a percentage of revenue	55%	52%
U.S. GAAP operating expenses	$80,099	$75,547
Pre-tax non-GAAP items:
Merger and acquisition related expenses	158	339
Restructuring expenses	1,123	258
Litigation expenses	—	30
Amortization of intangibles	8,445	13,112
Non-GAAP operating expenses	70,373	61,808
Non-GAAP operating income	$76,495	$57,300
U.S. GAAP operating margin as a percentage of revenue	24%	19%
Non-GAAP operating margin as a percentage of revenue	29%	25%

Exhibit 99.1

ONTO INNOVATION INC.

RECONCILIATION OF U.S. GAAP NET INCOME TO

NON-GAAP NET INCOME AND NON-GAAP NET INCOME PER DILUTED SHARE

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended
	March 29, 2025	March 30, 2024
U.S. GAAP net income	$64,095	$46,853
Pre-tax non-GAAP items:
Merger and acquisition related expenses	158	374
Restructuring expenses	4,758	1,046
Litigation expenses	—	30
Amortization of intangibles	8,445	13,112
Net tax provision adjustments	(2,647)	(2,963)
Non-GAAP net income	$74,809	$58,452
Non-GAAP diluted earnings per share	$1.51	$1.18

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF SECOND QUARTER 2025

U.S. GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated U.S. GAAP net income per diluted share	$0.99	$1.13
Estimated non-GAAP items:
Amortization of intangibles	0.17	0.17
Merger and acquisition related expenses	0.01	0.01
Restructuring expenses	0.07	0.07
Net tax provision adjustments	(0.03)	(0.03)
Estimated non-GAAP diluted earnings per share	$1.21	$1.35

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